UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2004

COMMERCIAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

NEBRASKA	1-11515	47-0658852

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

13220 CALIFORNIA STREET, OMAHA, NEBRASKA		68154

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (402) 554-9200

NOT APPLICABLE

(Former name or former address, if changed since last report)

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COMMERCIAL FEDERAL CORPORATION

FORM 8-K

CURRENT REPORT

Item 5. Other Events and Regulation FD Disclosure:

On April 23, 2004, the Registrant announced that Robert J. Hutchinson resigned as President and Chief Operating Officer and as a member of the Registrant’s Board of Directors. This resignation was effective immediately. Mr. Hutchinson also has withdrawn his nomination for election as a director at the Registrant’s upcoming annual meeting of stockholders on May 11, 2004. The press release is attached to this report as Exhibit 99.1, which is furnished herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

(c)   Exhibits

Exhibit 99.1	Press release dated April 23, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL FEDERAL CORPORATION (Registrant)

Date:	April 26, 2004	/s/ David S. Fisher
David S. Fisher Executive Vice President and Chief Financial Officer (Duly Authorized Officer)

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